Mirae Asset Discovery Funds

(the “Trust”)

Emerging Markets Fund

Emerging Markets Great Consumer Fund

(each a “Target Fund” and, collectively, the “Target Funds”)

Supplement dated April 13, 2023 to the Statutory Prospectus and

Summary Prospectuses, each dated August 28, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and Summary Prospectuses, and should be read in conjunction with those documents.

As previously communicated in the supplement dated March 15, 2023 to the Statutory Prospectus and Summary Prospectus of each of the Target Funds, a special meeting of shareholders (“Shareholder Meeting”) was held on March 15, 2023. At the Shareholder Meeting, the respective shareholders of each series of the Trust listed in Schedule A below approved an Agreement and Plan of Reorganization providing for the reorganization (each, a “Reorganization” and, collectively, the “Reorganizations”) of each Target Fund into a corresponding newly created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Global X Funds, as shown in Schedule A.

The Reorganization of each Target Fund into the corresponding Acquiring Fund is scheduled to occur after the close of business on or about May 12, 2023, or as soon as practicable thereafter, subject to the satisfaction of certain conditions. As a result, on or about May 15, 2023, following the closing of the Reorganizations, it is anticipated that shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund prior to the opening of trading on the NYSE Arca stock exchange, and will no longer be shareholders of the Target Fund. In anticipation of the Reorganizations, Class A Shares and Class C Shares of each Target Fund will be converted to Class I Shares of the same Target Fund without a contingent deferred sales charge or other charge (the “Share Class Conversions”). The chart below sets forth action items to take place in anticipation of the Reorganizations, along with the anticipated dates for such event.

Next Action Items in Anticipation of the Reorganizations	Anticipated Dates
In anticipation of the Share Class Conversions, Class A Shares and Class C Shares of the Target Funds will be closed to all purchases.	Beginning on April 24, 2023
Class A Shares and Class C Shares of the Target Funds will be converted into Class I Shares of the same Target Fund.	After the close of business on April 27, 2023
The Target Funds will offer only Class I Shares for purchase.	Beginning on April 28, 2023
Shareholders who do not currently have a brokerage account will need to open a brokerage account and will need to transfer their Target Fund shares into the brokerage account prior to the closing of the Reorganizations to receive and hold the corresponding Acquiring Fund shares distributed in the Reorganizations.[1]	By May 10, 2023
Class I Shares of the Target Funds will be closed to purchases by all investors in anticipation of the Reorganizations.	Beginning on May 10, 2023

Final date to redeem Class I Shares of the Target Funds. Prior to doing so, however, shareholders should consider the tax consequences associated with such action.	May 10, 2023
Closing of the Reorganizations. Any fractional shares held by Target Fund shareholders will be redeemed and redemption proceeds will be paid to those Target Fund shareholders after the closing of the Reorganizations, as applicable. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption. Upon the closing of the Reorganization of a Target Fund, each shareholder of that Target Fund will receive shares of the corresponding Acquiring Fund having the same aggregate net asset value as the shares of the Target Fund the shareholder held on the date of the Reorganization and will become a shareholder of the corresponding Acquiring Fund.	After the close of business on May 12, 2023

1If a shareholder does not have a brokerage account to hold the applicable Acquiring Fund shares and has not transferred the shareholder’s Target Fund shares into the brokerage account by the date listed above, the shares will be held by American Stock Transfer & Trust Company, LLC (“AST”) in a default trustee account on behalf of the shareholder after the closing of the Reorganization. If you think the Acquiring Fund shares received by you in the Reorganizations will be held by AST, after the Reorganizations are consummated, you may contact AST for more information by e-mailing help@astfinancial.com or calling (800) 937-5449. If the Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the applicable Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property).

SCHEDULE A

Target Funds (each a series of the Trust)	Acquiring Funds (each a series of Global X Funds)
Emerging Markets Fund	Global X Emerging Markets ETF (Ticker: EMM)
Class A
Class C
Class I
Emerging Markets Great Consumer Fund	Global X Emerging Markets Great Consumer ETF (Ticker: EMC)
Class A
Class C
Class I

It is anticipated that the Target Funds’ Prospectuses will be further supplemented and revised with additional information regarding the Reorganizations, including if the Reorganizations do not occur in accordance with the schedule outlined above. All dates set forth above are subject to such modification. For more information, please contact your Target Fund(s) at (212) 205-8342.

PLEASE RETAIN THIS SUPPLEMENT WITH THE STATUTORY AND SUMMARY PROSPECTUSES

FOR FUTURE REFERENCE

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